UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2323 Victory Avenue, Suite 1400
Dallas, TX		75219
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange
Common Stock $0.01 par value	DINO	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 13, 2026, HF Sinclair Corporation (“HF Sinclair”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 164,376,715 shares of HF Sinclair’s common stock were present in person or represented by proxy at the Annual Meeting, representing over 91% of HF Sinclair’s 180,273,453 shares of common stock outstanding and entitled to vote as of the March 16, 2026 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HF Sinclair’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”).

•Proposal 1 (Election of Directors): The stockholders elected all ten (10) director nominees to serve until HF Sinclair’s annual meeting of stockholders in 2027, or until their earlier resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne-Marie N. Ainsworth	146,617,813	1,038,114	217,960	16,502,828
Anna C. Catalano	146,193,018	1,457,484	223,385	16,502,828
Leldon E. Echols	145,420,997	2,247,077	205,813	16,502,828
Manuel J. Fernandez	147,055,317	624,513	194,057	16,502,828
Rhoman J. Hardy	146,780,596	897,174	196,117	16,502,828
Jeanne M. Johns	146,226,222	1,427,628	220,037	16,502,828
R. Craig Knocke	146,222,396	1,448,149	203,342	16,502,828
Robert J. Kostelnik	135,194,656	12,478,282	200,949	16,502,828
Ross B. Matthews	146,800,968	873,230	199,689	16,502,828
Franklin Myers	143,933,499	3,739,543	200,845	16,502,828

•Proposal 2 (Advisory Vote on the Compensation of HF Sinclair’s Named Executive Officers): The stockholders approved on an advisory basis the compensation of HF Sinclair’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
144,901,756	2,585,631	386,500	16,502,828

•Proposal 3 (Ratification of Appointment of Ernst & Young LLP): The stockholders ratified the appointment of Ernst & Young LLP as HF Sinclair’s independent registered public accounting firm for the 2026 fiscal year.

For	Against	Abstain
159,658,363	4,306,021	412,331

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/	Eric L. Nitcher
Eric L. Nitcher
Executive Vice President, General Counsel

Date: May 13, 2026